COLLEGE RETIREMENT
EQUITIES FUND (“CREF”)

CREF Stock Account

SUPPLEMENT NO. 2
dated November 8, 2022 to the Statutory Prospectus dated May 1, 2022

Effective November 8, 2022, Hans Erickson is no longer a portfolio manager of the CREF Stock Account (“the Account”). Therefore, all references to Mr. Erickson are hereby removed from the Account’s portfolio management team disclosure in the Statutory Prospectus. Saira Malik and David Chalupnik will continue to serve as members of the Account’s portfolio management team.

Effective November 8, 2022, John Cunniff has been added to the portfolio management team of the Account. Accordingly, the following hereby replaces in its entirety the entry for the Account in the table of the sub-section entitled “Portfolio management teams” of the section entitled “Management of the Accounts” on page 22 of the Statutory Prospectus:

			Total Experience (since dates specified below)
Name & Title	Portfolio Role	Experience Over Past Five Years	At TIAA	Total	On Team
STOCK ACCOUNT

Saira Malik, CFA Senior Managing Director	Portfolio Manager	Advisors, TCIM and other advisory affiliates of TIAA—2014 to Present (Head of Global Equity Portfolio Management)	2003	1995	2008

John Cunniff, CFA Managing Director	Portfolio Manager	Advisors, TCIM and other advisory affiliates of TIAA—1996 to Present (quantitative portfolio manager)	2006	1992	2022

David Chalupnik, CFA Senior Managing Director	Portfolio Manager	Advisors, TCIM and other advisory affiliates of TIAA—2002 to Present (portfolio management of core and value-focused portfolios)	2002	1984	2020

A41338 (11/22)

COLLEGE RETIREMENT EQUITIES FUND (“CREF”)

SUPPLEMENT NO. 2
dated November 8, 2022, to the Statement of Additional Information (“SAI”) dated May 1, 2022

Effective November 8, 2022, Hans Erickson is no longer a portfolio manager of the CREF Stock Account, (the “Account”). Therefore, all references to Mr. Erickson are hereby removed from the Account’s portfolio management team disclosure in the SAI. Saira Malik and David Chalupnik will continue to serve as portfolio managers of the Account.

Effective November 8, 2022, John Cunniff has been added to the portfolio management team of the Account. Accordingly, the following hereby replaces in its entirety the entry for the Account in the first chart appearing in the sub-section entitled “Additional information regarding portfolio managers” in the section entitled “Information about the Accounts’ portfolio management” on page 56 of the SAI:

	Number of other accounts managed			Total assets in other accounts managed (millions)
Name of portfolio manager	Registered investment companies	Other pooled investment vehicles	Other accounts	Registered investment companies	Other pooled investment vehicles	Other accounts		Dollar range of equity securities owned in Account*
Stock Account
John Cunniff**	33	26	0	$71,138	$2,392	$0		$500,001–1,000,000
Saira Malik	2	0	0	$68,599	$0	$0		Over $1,000,000
David Chalupnik	8	1	3,953	$13,539	$159	$14,946	†	$50,001–100,000

*	Includes notional amounts awarded in connection with long-term compensation awards described above.
**	This information is as of September 30, 2022.
†	Includes approximately $12.8 billion in model-based assets as of December 31, 2021.

A41339 (11/22)